UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2006

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2000 W. Sam Houston
Parkway South, Suite 1700
Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On February 10, 2006, Bristow Group Inc. (the “Company”), formerly Offshore Logistics, Inc., issued a press release to announce that it plans to conduct a conference call and Q&A session starting at 5:00 EST (4:00 CST) on Thursday, February 16, 2006, to review its financial results for the three-month and nine-month periods ended December 31, 2005. The Company will distribute a press release prior to the call which will summarize its results for the three-month and nine-month periods. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 10, 2006
Limitation on Incorporation by Reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 and the related exhibit furnished in Item 9.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 14, 2006

BRISTOW GROUP INC. (Registrant)
By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 10, 2006